Exhibit 23.1


                        Independent Auditors' Consent
                        _____________________________



We consent to the incorporation by reference in this Registration Statement of Gibson Greetings, Inc. on Form S-8 of our reports dated February 12, 1997, appearing in the Annual Report on Form 10-K of Gibson Greetings, Inc. for the year ended December 31, 1996.





DELOITTE & TOUCHE LLP



Cincinnati, Ohio,
September 16, 1997






























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